                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        -----------------------------

                                   FORM T-1
                      STATEMENT OF ELIGIBILITY UNDER THE

                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                         DESIGNATED TO ACT AS TRUSTEE

                        -----------------------------

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                        PURSUANT TO SECTION 305(b)(2)

                        -----------------------------

                NATIONSBANK OF TENNESSEE, NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)

                                  62-0167463
                     (I.R.S. employer identification no.)

          ONE NATIONSBANK PLAZA.
          NASHVILLE, TENNESSEE                              37239-1697
          (Address of principal executive offices)          (Zip Code)

                        -----------------------------

                              JOHN T. HENDERSON
                 NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
                             AREA ADMINISTRATION
                              6000 FELDWOOD ROAD
                         COLLEGE PARK, GEORGIA  30349
                                (404) 774-6074
          (Name, Address and telephone number of agent for service)

                               with a copy to:
                NATIONSBANK OF TENNESSEE, NATIONAL ASSOCIATION
                            ONE NATIONSBANK PLAZA
                          NASHVILLE, TN  37239-1697
                          ATTENTION: CORPORATE TRUST

                               OrNda HealthCorp
                              Summit Health Ltd.
             (Exact name of obligor as specified in its charter)

                DELAWARE                           75-1776092
               CALIFORNIA                          95-3154694
       (State or other jurisdiction               (IRS employer
     of incorporation or organization)          identification no.)

                        3401 WEST END AVENUE, SUITE 700
                           NASHVILLE, TN  37203-1042

           (Name, address, including zip code, and telephone number, including area code, of principal executive office)

                        -----------------------------

                     __% SENIOR SUBORDINATED NOTES DUE 2004
                      (Title of the indenture securities)

                        -----------------------------

1.   General information.

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          THE COMPTROLLER OF THE CURRENCY,
          WASHINGTON, D.C.

          FEDERAL RESERVE BANK OF ATLANTA
          104 MARIETTA STREET, N.W.
          ATLANTA, GEORGIA

          FEDERAL DEPOSIT INSURANCE CORPORATION
          WASHINGTON, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

          YES.

2.   Affiliations with obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          NONE.

16.  List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility.

     (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 1 to Form T-1, Exhibit 25 to Registration No. 33-67040, which is incorporated herein by reference.)

     (2) A copy of the certificate of authority of the trustee to commence business. (See Exhibit 2 to Form T-1,
          Exhibit 25 to Registration No. 33-67040, which is incorporated herein by reference.)

     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit 3 to Form T-1,
          Exhibit 25 to Registration No. 33-67040, which is incorporated herein by reference.)

     (4) A copy of the existing by-laws of the trustee, as amended to date. (See Exhibit 4 to Form T-1, Exhibit
          25 to Registration No. 33-67040, which is incorporated herein by reference.)

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                   SIGNATURE


        Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Tennessee, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 25th day of July, 1994.

                              NATIONSBANK OF TENNESSEE,
                               NATIONAL ASSOCIATION


                              By: /s/ Esther Fannin        .
                                  --------------------------
                                      Esther Fannin
                                      Vice President

                             EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


        Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of OrNda HealthCorp and Summit Health Ltd. __% Senior Subordinated Notes Due 2004, NationsBank ofTennessee, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                              NATIONSBANK OF TENNESSEE,
                               NATIONAL ASSOCIATION


                              By: /s/ Esther Fannin       .
                                 --------------------------
                                      Esther Fannin
                                      Vice President

                              EXHIBIT 7 TO FORM T1


Comptroller of the Currency
Administrator of National Banks

                              REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the NATIONSBANK OF TENNESSEE, N.A. OF NASHVILLE, in the state of Tennessee, at the close of business on March 31, 1994 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 17561, Comptroller of the Currency, Third District.

Statement of Resources and Liabilities    Dollar Amounts in Thousands

                                     ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin                   334,851.
Securities
   Held-to-maturity securities                                       609,131.
   Available-for-sale securities                                     439,826.
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge
and Agreement subsidiaries, and in IBFs:
Federal funds sold                                                   129,000.
Loans and lease financing receivables:
   Loans and leases, net of unearned income                  3,471,330.
   LESS: Allowance for loan and lease losses                    47,266.
   Loans and leases, net of unearned income,
   allowance, and reserve                                          3,424,064.
Premises and fixed assets (including capitalized leases)              62,192.
Other real estate owned                                               12,178.
Customers' liability to this bank on acceptances outstanding          34,881.
Intangible assets                                                        433.
Other assets                                                          57,191.
Total assets                                                       5,103,747.

                           LIABILITIES
Deposits:
   In domestic offices                                             4,154,070.
   Noninterest-bearing                                          736,576
   Interest-bearing                                           3,417,494
In foreign offices, Edge and Agreement subsidiaries,
  and IBFs                                                           110,937.
Interest-bearing                                                110,937

Federal funds purchased and securities sold under
agreements to repurchase in domestic offices of the bank
and of its Edge and Agreement subsidiaries, and in IBFs:
Federal funds purchased                                              136,556.
Securities sold under agreements to repurchase                       177,099.
Demand notes issued to the U.S. Treasury                              45,501.
Other borrowed money
   With original maturity of one year or less                       183
   With original maturity of more than one year                   2,205
Bank's liability on acceptances executed and outstanding              34,881.
Other liabilities                                                     41,275.
Total liabilities                                                  4,702,707.

                         EQUITY CAPITAL
Common stock                                                          55,583.
Surplus                                                               96,967.
Undivided profits and capital reserves                               247,886.
Net unrealized holding gains (losses)
 on available-for-sale securities                                        604.
Total equity capital                                                 401,040.
Total liabilities, limited-life preferred stock, and equity
capital                                                            5,103,747.

We, the undersigned directors (Trustees), attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


James H. Hance, Jr.     )
  Jerry L. Benefield    )  Directors
  Owen G. Shell, Jr.    )